IBM 3Q23 Earnings Prepared Remarks Introduction Thank you. I’d like to welcome you to IBM’s third quarter 2023 earnings presentation. As the operator just mentioned, I’m Patricia Murphy, and I’m here today with Arvind Krishna, IBM’s Chairman and Chief Executive Officer, and Jim Kavanaugh, IBM’s Senior Vice President and Chief Financial Officer. We’ll post today’s prepared remarks on the IBM investor website within a couple of hours, and a replay will be available by this time tomorrow. To provide additional information to our investors, our presentation includes certain non-GAAP measures. For example, all of our references to revenue and signings growth are at constant currency. We’ve provided reconciliation charts for these and other non-GAAP financial measures at the end of the presentation, which is posted to our investor website. Finally, some comments made in this presentation may be considered forward looking under the Private Securities Litigation Reform Act of 1995. These statements involve factors that could cause our actual results to differ materially. Additional information about these factors is included in the company’s SEC filings. So with that, I’ll turn the call over to Arvind. Exhibit 99.1

IBM 3Q23 Earnings Prepared Remarks CEO Perspective Thank you for joining us. Before we start, let me address the outbreak of war in Israel. We condemn all acts of terrorism. We are also saddened over the loss of innocent lives and join the global community in the hope that peace and safety can be restored. Let me now turn to our business performance. In the third quarter, we had solid growth across revenue, profit and free cash flow while delivering innovations and positioning our business to capture future opportunities. On the broader trends we are seeing in the market, technology continues to serve as a fundamental source of competitive advantage. Businesses and governments around the world are looking for opportunities to address demographic shifts, make their supply chains more resilient and improve sustainability. More recently, geopolitical events and the reality of “higher for longer,” add to the growing uncertainty. Technology helps organizations better deal with the many challenges they face. We see both tailwinds and headwinds to overall spending. Nearly every business we talk to wants to leverage technology to offer better services, scale more quickly, and fuel growth without increasing their footprint. This has been driving demand for technologies that boost productivity and competitiveness, like hybrid cloud and artificial intelligence. Overall, we believe the tailwinds outweigh the headwinds, and technology spend will continue to outpace GDP. In this past quarter, we saw good revenue growth in Software and Consulting. In Infrastructure, more than a year into the product cycle, we continue to see good adoption of z16. Our overall growth reflects our ability to help clients to leverage data and AI for competitive advantage, automate IT environments, and seamlessly integrate hybrid cloud

IBM 3Q23 Earnings Prepared Remarks solutions. We also continued to position our business for the future: launching new products and offerings, forging and expanding key partnerships, investing in talent and skills, and focusing our portfolio. We have been taking concrete actions to deliver productivity in our own business. All of this results in an IBM that is aligned to our clients’ most pressing needs and has a stronger financial profile. Our third quarter results are another proof point.

IBM 3Q23 Earnings Prepared Remarks IBM’s generative AI tech stack and expertise Typically at this point I’d talk about hybrid cloud and the progress we have made. Hybrid cloud remains vitally important to our clients and to our business. Given the inflection in AI and more specifically generative AI, I want to spend more time today on AI and how we’re approaching this opportunity. We believe that generative AI will be multi-model, with clients using a combination of IBM’s models, other company’s models, their own proprietary models and open-source models. This hybrid approach to AI is similar to the hybrid approach to cloud. Let me give you an overview of the capabilities we have been building. Our generative AI software stack starts with Red Hat OpenShift, which serves as the foundation that allows clients to operate in a hybrid environment. Data services help make their data ready for AI. watsonx is the core platform that enables clients to train, tune, validate and deploy AI models. We are providing models that address specific domains such as code, language, and cybersecurity, among others. Our AI assistants include the watsonx Code Assistant to augment developers, watsonx Assistant to augment customer service agents and watsonx Orchestrate to augment employees. This quarter, we introduced new AI capabilities for our clients and partners. We unveiled Granite, a multi-billion parameter foundation model on watsonx.ai, which excels in both language and code. We also introduced the watsonx Code Assistant. This includes the watsonx Code Assistant for Z, to help clients accelerate the modernization of mainframe code and apps. It's fueled by a 20-billion parameter model and can, as an example, swiftly translate COBOL to Java. There are hundreds of billions

IBM 3Q23 Earnings Prepared Remarks of lines of code written in COBOL, so the opportunity is significant. Looking forward, we plan to launch watsonx.governance before the end of the year, that provides governance tools businesses need to mitigate risks and ensure compliance through the AI lifecycle. This is a key consideration for clients as they go beyond early proof of concepts into real deployments. To bring our AI capabilities to life, we have more than 20,000 data and AI consultants, including a center of excellence for generative AI. Our teams help clients navigate the AI landscape – from crafting a strategy, understanding how AI can be used and deploying AI responsibly. These consultants also provide valuable real-time feedback to our product teams. As in hybrid cloud, our ecosystem across GSIs, ISVs and hyperscalers plays a critical role in bringing generative AI to our clients. In the work we are doing, clear patterns are emerging in terms of the AI enterprise use cases. Based on extensive feedback and trials to date, three have risen to the top. Code modernization, customer service and digital labor all have broad relevance and deliver tangible business benefits. We have also seen this internally, as we apply our AI capabilities to areas such as client support, HR, IT optimization and source-to-pay, to automate a significant portion of tasks and improve the productivity of our people. Our book of business in the third quarter specifically related to generative AI was in the low hundreds of millions of dollars. The interest is larger, with thousands of hands-on interactions with our clients. These are across our largest clients and smaller clients, which lays the groundwork for future watsonx opportunities. Let me close the discussion on AI by talking about a couple of client examples. Dun & Bradstreet is leveraging our consulting and software

IBM 3Q23 Earnings Prepared Remarks capabilities, fueled by watsonx, to help their clients create proprietary generative AI solutions. IBM and EY also just announced a new solution powered by watsonx Orchestrate, to enhance EY’s People Advisory services. We continue to bring innovations to the market in areas other than AI. This includes new innovations to our industry-leading hybrid cloud platform, Red Hat OpenShift, which was recognized recently by both Gartner and Forrester as a leader in container management. We completed the acquisition of Apptio which complements our IT automation capabilities. In quantum, we are making good progress in building practical quantum computers that can solve hard problems in areas such as risk, finance and materials. In closing, we accomplished a lot this quarter. We launched our generative AI platform and have good momentum in helping our clients use this important technology. We continue to take portfolio actions to increase our focus on hybrid cloud and AI. And we are applying AI within our own business, improving execution speed and unlocking real value. All of this reinforces my confidence in our future. We're executing a strategy that closely resonates with our clients' needs, and this is propelling our business forward. Three quarters into the year, we are well positioned to deliver on 2023 expectations for both revenue growth and free cash flow. Now, to offer you a more detailed view of our results and the rest of 2023, I'll hand it over to Jim.

IBM 3Q23 Earnings Prepared Remarks Financial highlights Thanks Arvind. I’ll get right into the financial highlights of the quarter. We delivered $14.8 billion of revenue, $2.3 billion of operating pre-tax income and $2.20 of operating earnings per share. Through the first three quarters of the year, we generated $5.1 billion of free cash flow. Reported revenue growth was 4.6%. This includes just over a point of growth from currency translation, which is significantly less than the currency rates suggested in July. In fact, currency movements over the last 90 days impacted our third quarter revenue by about $250 million. At constant currency, our revenue was up three-and-a-half percent. As is typical, I’ll focus the discussion on constant currency. Arvind talked about clients’ priorities in today’s environment, which are driving solid growth in our Software and Consulting offerings. I’ll remind you, Software and Consulting are our two growth vectors, and together make up about three quarters of our revenue base. Software revenue was up 6%, as clients leverage their data for insights and automate their IT in a hybrid environment. We had good growth in both Hybrid Platform & Solutions and Transaction Processing revenue. Our Consulting business had another solid quarter with 5% revenue growth, strong signings performance, and a book-to-bill ratio greater than 1.15 over the last year. We are capitalizing on our continued momentum in the market, as we help clients get value from hybrid cloud and AI and leverage our strategic partnerships. Our Infrastructure revenue was down 3%, with growth in zSystems. More and more we are seeing clients embrace IBM Z in their hybrid cloud environments, especially in regulated industries. This growth was offset by declines in Distributed Infrastructure and Infrastructure Support.

IBM 3Q23 Earnings Prepared Remarks IBM’s revenue growth, together with a good portfolio mix and yield from our productivity initiatives generated strong margin, profit and free cash flow performance. Operating gross margin expanded 160 basis points and operating pre-tax margin expanded 170 basis points. Within that PTI margin, we absorbed a year-to-year currency impact of over 150 basis points. Despite that headwind, our margin expansion was broad based, with improvements in every business segment. Driving efficiency and productivity has always been part of our operating and financial models. These ongoing productivity initiatives enable reinvestment in the business, increase financial flexibility and contribute to margin expansion. Our activities range from simplifying our application environment to digitally transforming our business processes by applying AI at scale. We are ahead of pace to achieve our target of $2 billion in annual run-rate savings by the end of 2024. While there is still more to do, I am pleased with our progress. The combination of our revenue and margin performance yielded strong profit growth. Operating pre-tax profit was up 17% to $2.3 billion. We generated $1.7 billion of free cash flow in the quarter, and over $5 billion year to date, which is up $1 billion versus last year. Free cash flow growth through the first three quarters was driven primarily by cash sourced from our operating profit performance. We also had working capital efficiencies driven by solid collections. These growth drivers were partially offset by higher performance-based compensation payments earlier in the year. In terms of cash uses, year to date we spent about $5 billion on acquisitions and returned four-and-a-half billion dollars to shareholders through dividends.

IBM 3Q23 Earnings Prepared Remarks Our resulting cash balance at the end of September was $11 billion. That’s up over $2 billion from year end, but with the acquisition of Apptio in the third quarter, cash is down over $5 billion from June. Our debt balance is now $55 billion, also down from June. Putting this all together, our business fundamentals are solid, with sustainable revenue growth, margin expansion, solid cash generation and a strong balance sheet with financial flexibility to support our business into the future.

IBM 3Q23 Earnings Prepared Remarks Software Turning to the segments, Software revenue grew 6%, with contribution from Hybrid Platform & Solutions and Transaction Processing. This performance reflects growth in both our transactional revenue and our recurring revenue base, which is about 80% of our annual software revenue. In Hybrid Platform & Solutions, revenue was up 7% with growth across Red Hat, Automation and Data & AI, as we execute our platform-based approach to hybrid cloud and AI. Red Hat revenue was up 8%. We continue to deliver good growth in OpenShift and Ansible, both gaining share again this quarter. Clients are committing to our hybrid cloud approach with annual bookings up 14% in the quarter. This includes double-digit growth across RHEL, OpenShift and Ansible, partially offset by headwinds in consumption-based services. IT and business automation are top client priorities, and we’ve been investing to capture the opportunity. This quarter, our Automation revenue grew 13%, with pervasive growth across all business areas. We had strength in AIOps and Management driven by good performance in Instana, Turbonomic and now Apptio as clients look to optimize business outcomes and boost productivity. Data & AI revenue was up 6%. Growth areas include Data Fabric and Customer Care as enterprise clients are both preparing for and adopting generative AI solutions, leveraging watsonx. We also grew in Asset & Supply Chain Management as we help enterprises run sustainable operations. Security revenue declined 3%. We delivered growth in security software driven by Data Security and Identity & Access Management. This was more than offset by declines in managed security services. Looking across these businesses, our Hybrid Platform & Solutions ARR has grown to $14 billion, up 7% since last year.

IBM 3Q23 Earnings Prepared Remarks In Transaction Processing, revenue was up 5%. Throughout this year we’ve been talking about how the success of the last couple of zSystems cycles is driving demand for this mission-critical software. This, together with price increases, contributed to year-to-date growth in both recurring and transactional software revenue in Transaction Processing. Moving to profit for the Software segment, we expanded gross and pre-tax margins. Our pre-tax margin was up 120 basis points, even while absorbing over two points of impact from currency. We continued to deliver operating leverage driven by our revenue scale and mix this quarter.

IBM 3Q23 Earnings Prepared Remarks Consulting Our Consulting revenue was up 5% with growth across all three lines of business and geographies. With another quarter of strong signings, as I said, our trailing twelve-month book-to-bill ratio is now over 1.15. Clients continue to prioritize transformation projects that enable cost savings and productivity. These results are a proof point that we are well positioned to meet these needs in today’s complex environment. IBM’s focused hybrid cloud and AI strategy has become even more of a differentiator as clients’ interest in generative AI continues to ramp. We are helping clients understand how AI can be used to automate tasks, make better decisions with speed and improve customer experiences. We’ve made a series of AI announcements over the last few months demonstrating continued advancement of our strategic partnerships. We are providing clients with the opportunity to accelerate their transformation and deploy generative AI responsibly, whether that be leveraging AI capabilities of IBM, our partners, or a combination. Today, our strategic partnerships account for about 40% of Consulting revenue and have continued to grow double digits across revenue and signings. In aggregate, our hyperscaler partnership revenue was up over 40% and signings essentially doubled year to year. Additionally, our Red Hat practice, which helps clients optimize how they build, deploy and manage applications for a hybrid cloud environment has continued to grow at a double-digit rate, with over $1 billion of signings in the quarter. All of what I’ve just mentioned – from market demand, to how we’re positioned and partnering, to our investments to drive growth – is reflected in our overall Consulting revenue performance. You can see that play out across our three lines of business. In Business Transformation,

IBM 3Q23 Earnings Prepared Remarks revenue grew 5%, again led by data and technology transformations including AI and analytics-focused projects. Finance and supply chain transformations also contributed to the growth. In Technology Consulting, revenue was up 1%. Growth in cloud-based application development and modernization work was partially offset by declines in on-prem application-focused projects. In Application Operations, revenue grew 7%, driven by both cloud application management and platform engineering services. In platform engineering, we help clients design an application environment that runs securely and smoothly at scale. Moving to Consulting profit, we expanded gross margin 150 basis points. Pre-tax margin expanded 40 basis points to just over 10%. Our year-to- year margin performance reflects productivity actions we’ve taken, mitigated by increased labor costs and about a point of pre-tax margin impact from currency.

IBM 3Q23 Earnings Prepared Remarks Infrastructure Moving to the Infrastructure segment, revenue was down 3%. Hybrid Infrastructure revenue was flat, while Infrastructure Support declined 7%. Within Hybrid Infrastructure, zSystems grew 9% in a seasonally smaller revenue quarter. Z16 revenue remains well ahead of prior cycles after six quarters of availability. The program strength reflects both growing enterprise workload requirements and the economic value at scale of the platform in traditional processing and Linux consolidation. In fact, installed MIPs capacity for Linux on Z has grown more than 4-fold over the last decade. Clients continue to value the security, resiliency and hybrid cloud capabilities of the zSystems platform. Distributed Infrastructure revenue was down 6% as compared to a strong growth in last year of 21% as we introduced innovation across Storage and Power10. This quarter, we had growth in Power offset by declines in Storage. In the Infrastructure segment we had strong gross and pre-tax margin performance. Pre-tax margin expanded 350 basis points, reflecting benefits from portfolio mix with our zSystems performance and productivity, while absorbing over a point of impact from currency.

IBM 3Q23 Earnings Prepared Remarks Summary Now let me bring it back up to the IBM level to talk about our expectations before we go to Q&A. Just about two years ago, we introduced Today’s IBM, a more focused business with a platform-based approach to hybrid cloud and AI. Since then, we’ve continued to invest organically and inorganically, bring new products and innovation to market, expand our ecosystem and our talent base and drive productivity across our business. The result is a business that addresses today’s client needs, with a stronger financial profile. Our third quarter performance reinforces this progress with three-and-a-half percent revenue growth, gross and pre-tax margin expansion and strong free cash flow generation. Now, with three quarters of the year behind us, we are holding our full- year view of our two primary financial metrics, revenue growth and free cash flow. We continue to expect constant currency revenue growth of three to five percent, and free cash flow of about ten-and-a-half billion dollars – that’s up $1.2 billion over last year. We’ve had solid revenue performance all year in our growth vectors of Software and Consulting. We still expect Software revenue growth at the high end of its mid-single digit model, and Consulting revenue in the six to eight percent range. Infrastructure revenue of course, reflects product cycle dynamics. In total, with one quarter to go, it’s prudent to assume the low end of IBM’s three- to-five percent range. We are making great progress in our productivity initiatives. The work we are doing to digitally transform our business not only makes us more nimble by simplifying and streamlining our processes and operations, but it also frees up spend for reinvestment, provides financial flexibility and delivers operating leverage. This contributes to solid margin and free cash flow performance. We continue to expect about a half-a-point of operating

IBM 3Q23 Earnings Prepared Remarks pre-tax margin improvement, and we see a mid-teens tax rate for the year. Our free cash flow performance has been driven primarily from our profit performance. Through the first three quarters, we’re up a billion dollars year to year, and we’ve delivered nearly 50% of our full-year expectation, which is ahead of our historical attainment. While, as always, we are reliant on a seasonally strong fourth quarter, we’re on track to achieve about ten-and-a-half billion dollars for the year. As I look specifically at the fourth quarter, with the recent currency movements, we now see currency to be neutral to a one-point headwind to revenue growth. That’s nearly $600 million worse than 90 days ago. I’d expect constant currency revenue growth in the fourth quarter to be similar to the third. That’s despite a tough compare from last year’s strong ELA contribution in Software and the large z16 transactional performance in Infrastructure. This demonstrates continued momentum in our underlying business. Bring it all together, we’ve clearly got a higher-growth, higher-value business with strong cash generation – a business well-positioned for the future. Arvind and I are now happy to take your questions. Patricia, let’s get started.

IBM 3Q23 Earnings Prepared Remarks Closing Thank you, Jim. Before we begin the Q&A, I’d like to mention a couple of items. First, supplemental information is provided at the end of this presentation. And then second, I’ll try this one last time, but I’d ask you to refrain from multi-part questions to allow time for more people to participate. Operator, let’s please open it up for questions.